UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934


                        Date of Report: October 16, 2007
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        000-06217                   94-1672743
    --------                        ---------                   ----------
 (State or other                   (Commission                (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)


   2200 Mission College Blvd., Santa Clara, California           95054-1549
   ---------------------------------------------------           ----------
        (Address of principal executive offices)                 (Zip Code)

                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended September 29, 2007 and forward-looking statements relating to 2007 and the fourth quarter of 2007 as presented in a press release of October 16, 2007. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


Item 7.01     REGULATION FD DISCLOSURE

              In connection with the company's ongoing program designed to improve operational efficiency and results, the company previously announced that it had determined on August 30, 2006 to undertake a number of additional actions recommended by the company's Structure and Efficiency Taskforce relating to organizational efficiency, business processes and programs.

              As part of the company's structure and efficiency program, the company recorded net restructuring and asset impairment charges of $125 million in the third quarter of 2007. The company recorded aggregate non-cash land, building, and equipment write-downs of $86 million in the third quarter of 2007, which included write downs related to certain facilities in Santa Clara, California.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              INTEL CORPORATION
                                                              (Registrant)

Date: October 16, 2007                                  By:  /s/ Cary I. Klafter
                                                             -------------------
                                                             Cary I. Klafter
                                                             Corporate Secretary